Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Steven E. McCulley, principal financial officer of Humana Inc., certify that:

1.	I have reviewed this annual report on Form 10-K/A of Humana Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:           January 29, 2014

Signature:	/s/ STEVEN E. MCCULLEY
Steven E. McCulley Principal Financial Officer